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Exhibit List

Exhibit                    Description

99.1                       Signatures



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                                                                 EXHIBIT 99.1

This statement on Form 4 is filed by Burns, Philp & Company Limited, Burns Philp Investments Pty Limited and Burns Philp Microbiology Pty Limited.


   Name of Designated Filer:             Burns, Philp & Company Limited
   Issuer and Ticker Symbol:             Nutrition 21, Inc. (NXXI)
   Date of Event Requiring Statement:    January 10, 2005

       Burns, Philp & Company Limited
       Level 23, 56 Pitt Street
       Sydney NSW 2000, Australia


       By: /s/ Helen Golding
           ------------------------------------------
           Helen Golding
           Company Secretary and
           Group Legal Counsel

       Burns Philp Investments Pty Limited
       Level 23, 56 Pitt Street
       Sydney NSW 2000, Australia


       By: /s/ Helen Golding
           ------------------------------------------
           Helen Golding
           Secretary

       Burns Philp Microbiology Pty Limited
       Level 23, 56 Pitt Street
       Sydney NSW 2000, Australia


       By: /s/ Helen Golding
           ------------------------------------------
           Helen Golding
           Secretary